WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021

Effective July 12, 2021, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Emerging Markets Growth Fund.

Portfolio Manager(s). Todd M. McClone, a Partner of the Adviser, Casey Preyss, a Partner of the Adviser, and Vivian Lin Thurston, a Partner of the Adviser, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2005. Mr. Preyss has co-managed the Fund since 2015. Ms. Thurston has co-managed the Fund since 2021.

Dated: July 12, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.